Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

	Shares	Value
COMMON STOCKS† - 3.2%
Financial - 1.2%
Gores Holdings VI, Inc. — Class A*	53,050	$942,168
Colicity, Inc.*	77,778	804,224
Soaring Eagle Acquisition Corp.*	48,780	529,263
Sparta Systems*,†††	1,922	–
Total Financial		2,275,655
Utilities - 1.0%
TexGen Power LLC††	46,457	1,811,823
Consumer, Non-cyclical - 0.6%
ATD New Holdings, Inc.*,††	24,428	1,008,876
Save-A-Lot*,†††	24,751	123,753
Targus Group International Equity, Inc.*,†††,1	32,060	65,914
Chef Holdings, Inc.*,†††	20	1,282
Total Consumer, Non-cyclical		1,199,825
Energy - 0.3%
Unit Corp.*	45,803	618,341
Legacy Reserves, Inc.*,†††	2,359	2,359
Permian Production Partners LLC*,†††	95,808	–
Total Energy		620,700
Technology - 0.1%
Qlik Technologies, Inc. - Class A*,†††	56	70,773
Qlik Technologies, Inc. - Class B*,†††	13,812	–
Total Technology		70,773
Industrial - 0.0%
BP Holdco LLC*,†††,1	65,965	23,259
Vector Phoenix Holdings, LP*,†††	65,965	7,466
Total Industrial		30,725
Information Technology - 0.0%
Bruin E&P Partnership Units*,†††	40,617	4,434
Total Common Stocks
(Cost $5,324,170)		6,013,935
PREFERRED STOCKS†† - 2.7%
Financial - 2.7%
Wells Fargo & Co.
4.38%	50,000	1,226,000
American Equity Investment Life Holding Co.
5.95%	46,000	1,178,060
Bank of America Corp.
4.38%	35,000	864,500
First Republic Bank
4.13%	30,000	732,600
Bank of America Corp.
4.13%*	26,000	640,640
Assurant, Inc.
5.25% due 01/15/61*	18,000	451,800
Total Financial		5,093,600
Total Preferred Stocks
(Cost $5,125,000)		5,093,600
WARRANTS† - 0.0%
Gores Holdings VI, Inc.
Expiring 08/24/27*	10,610	63,448
Total Warrants
(Cost $34,105)		63,448

	Shares
MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[2]	1,025,555	$1,025,555
Total Money Market Fund
(Cost $1,025,555)		1,025,555

	Face
	Amount~
CORPORATE BONDS†† - 99.7%
Consumer, Non-cyclical - 18.0%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[3,4]	3,600,000	4,005,000
Kraft Heinz Foods Co.
5.00% due 06/04/42[3]	1,725,000	2,009,788
4.38% due 06/01/46[3]	850,000	919,775
4.88% due 10/01/49	600,000	700,209
5.20% due 07/15/45[3]	150,000	180,201
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[3,4]	3,500,000	3,609,375
Sabre GLBL, Inc.
7.38% due 09/01/25[3,4]	1,500,000	1,612,500
9.25% due 04/15/25[4]	650,000	771,062
US Foods, Inc.
6.25% due 04/15/25[3,4]	1,050,000	1,119,562
4.75% due 02/15/29[4]	850,000	864,875
Post Holdings, Inc.
4.50% due 09/15/31[4]	1,850,000	1,847,799
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[3,4]	1,770,000	1,805,400
Carriage Services, Inc.
6.63% due 06/01/26[3,4]	1,610,000	1,690,500
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[4]	1,425,000	1,410,394
5.00% due 12/31/26[4]	250,000	257,245
Nathan’s Famous, Inc.
6.63% due 11/01/25[3,4]	1,600,000	1,640,000
Sotheby’s
7.38% due 10/15/27[3,4]	1,499,000	1,618,920
Nielsen Finance LLC / Nielsen Finance Co.
5.88% due 10/01/30[3,4]	1,350,000	1,459,688
5.00% due 04/15/22[4]	45,000	45,094
Par Pharmaceutical, Inc.
7.50% due 04/01/27[3,4]	1,340,000	1,440,500
AMN Healthcare, Inc.
4.63% due 10/01/27[3,4]	725,000	752,187
4.00% due 04/15/29[3,4]	575,000	584,890
Rent-A-Center, Inc.
6.38% due 02/15/29[4]	925,000	962,102
Tenet Healthcare Corp.
7.50% due 04/01/25[3,4]	650,000	706,875
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[4]	575,000	585,062
Spectrum Brands, Inc.
3.88% due 03/15/31[4]	550,000	543,669

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† - 99.7% (continued)
Consumer, Non-cyclical - 18.0% (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[4]	181,000	$203,851
6.00% due 06/30/28[4]	228,000	200,184
Prestige Brands, Inc.
3.75% due 04/01/31[4]	300,000	294,015
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[4]	75,000	78,000
Total Consumer, Non-cyclical		33,918,722
Financial - 17.7%
Hunt Companies, Inc.
6.25% due 02/15/26[3,4]	3,725,000	3,818,125
AmWINS Group, Inc.
7.75% due 07/01/26[3,4]	3,250,000	3,465,312
Barclays plc
7.75%[3,5,6]	3,000,000	3,235,020
NFP Corp.
6.88% due 08/15/28[3,4]	2,850,000	2,943,138
OneMain Finance Corp.
7.13% due 03/15/26[3]	1,100,000	1,270,500
4.00% due 09/15/30	500,000	485,065
8.88% due 06/01/25[3]	350,000	384,510
6.63% due 01/15/28	200,000	227,440
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[3,4]	2,000,000	2,080,000
United Wholesale Mortgage LLC
5.50% due 11/15/25[3,4]	1,700,000	1,780,750
Iron Mountain, Inc.
5.63% due 07/15/32[3,4]	1,500,000	1,587,784
Wilton RE Ltd.
6.00%†††,3,4,5,6	1,500,000	1,474,110
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3,4]	1,300,000	1,405,365
Quicken Loans LLC / Quicken Loans Company-Issuer, Inc.
3.88% due 03/01/31[4]	1,250,000	1,240,625
SLM Corp.
4.20% due 10/29/25[3]	1,150,000	1,204,625
SBA Communications Corp.
3.13% due 02/01/29[4]	1,200,000	1,172,580
Kennedy-Wilson, Inc.
5.00% due 03/01/31	600,000	619,500
4.75% due 03/01/29	425,000	438,047
Home Point Capital, Inc.
5.00% due 02/01/26[4]	900,000	895,500
Charles Schwab Corp.
4.00%[5,6]	800,000	803,000
LPL Holdings, Inc.
4.63% due 11/15/27[3,4]	400,000	409,120
5.75% due 09/15/25[4]	200,000	206,040
HUB International Ltd.
7.00% due 05/01/26[3,4]	550,000	573,045
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	500,000	457,391
Assurant, Inc.
7.00% due 03/27/48[6]	400,000	454,000
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[3,4]	375,000	375,000
Hampton Roads PPV LLC
6.62% due 06/15/53[4]	245,000	271,623
Total Financial		33,277,215
Consumer, Cyclical - 17.2%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3,4]	3,400,000	3,391,500
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[3]	2,600,000	2,716,415
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[4]	1,350,000	1,331,883
4.00% due 05/01/31[3,4]	1,275,000	1,292,531
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3,4]	1,775,000	1,872,625
Boyd Gaming Corp.
8.63% due 06/01/25[3,4]	1,500,000	1,650,000
Delta Air Lines, Inc.
7.00% due 05/01/25[3,4]	1,400,000	1,626,091
Titan International, Inc.
6.50% due 11/30/23	1,475,000	1,452,875
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[3,4]	725,000	707,092
3.50% due 02/15/29[3,4]	700,000	686,000
Wabash National Corp.
5.50% due 10/01/25[3,4]	1,250,000	1,273,437
Boyne USA, Inc.
7.25% due 05/01/25[3,4]	1,200,000	1,248,264
Clarios Global, LP
6.75% due 05/15/25[3,4]	1,100,000	1,180,861
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[3,4]	1,050,000	1,132,950
Wolverine World Wide, Inc.
6.38% due 05/15/25[3,4]	1,000,000	1,068,750
Allison Transmission, Inc.
3.75% due 01/30/31[3,4]	1,100,000	1,051,875
PetSmart, Inc.
4.75% due 02/15/28[4]	1,000,000	1,035,950
Aramark Services, Inc.
6.38% due 05/01/25[3,4]	975,000	1,029,844
Hanesbrands, Inc.
5.38% due 05/15/25[3,4]	950,000	1,005,813
Live Nation Entertainment, Inc.
6.50% due 05/15/27[3,4]	800,000	883,040
Williams Scotsman International, Inc.
4.63% due 08/15/28[4]	650,000	667,875
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[4]	625,000	658,987

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† - 99.7% (continued)
Consumer, Cyclical - 17.2% (continued)
Picasso Finance Sub, Inc.
6.13% due 06/15/25[4]	425,000	$451,563
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3,4]	400,000	437,000
Vail Resorts, Inc.
6.25% due 05/15/25[4]	400,000	427,160
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[4]	400,000	425,000
Levi Strauss & Co.
3.50% due 03/01/31[4]	400,000	403,560
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[3,4]	350,000	387,087
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[4]	350,000	377,310
Powdr Corp.
6.00% due 08/01/25[3,4]	300,000	313,500
Yum! Brands, Inc.
7.75% due 04/01/25[3,4]	250,000	273,438
Total Consumer, Cyclical		32,460,276
Industrial - 16.6%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3,4]	3,092,000	3,463,040
6.25% due 03/15/26[4]	1,125,000	1,158,750
PowerTeam Services LLC
9.03% due 12/04/25[3,4]	2,850,000	3,156,375
Grinding Media, Inc. / MC Grinding Media Canada, Inc.
7.38% due 12/15/23[3,4]	2,944,000	2,999,200
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[3]	2,700,000	2,724,300
Cleaver-Brooks, Inc.
7.88% due 03/01/23[3,4]	2,753,000	2,704,822
Howmet Aerospace, Inc.
6.88% due 05/01/25[3]	1,500,000	1,736,175
5.95% due 02/01/37[3]	375,000	447,000
Harsco Corp.
5.75% due 07/31/27[3,4]	1,999,000	2,083,958
TransDigm, Inc.
8.00% due 12/15/25[3,4]	1,750,000	1,905,312
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[3,4]	1,250,000	1,265,625
5.38% due 05/01/26[4]	350,000	357,875
GrafTech Finance, Inc.
4.63% due 12/15/28[3,4]	1,225,000	1,249,745
Hillman Group, Inc.
6.38% due 07/15/22[3,4]	1,050,000	1,053,308
Standard Industries, Inc.
3.38% due 01/15/31[3,4]	1,100,000	1,053,019
JELD-WEN, Inc.
6.25% due 05/15/25[3,4]	800,000	854,000
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[4]	750,000	772,500
Amsted Industries, Inc.
4.63% due 05/15/30[3,4]	700,000	732,165
TopBuild Corp.
3.63% due 03/15/29[4]	350,000	351,312
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[4]	325,000	344,906
EnerSys
4.38% due 12/15/27[3,4]	325,000	342,063
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[3,7]	284,074	255,360
Hillenbrand, Inc.
3.75% due 03/01/31	250,000	249,063
PGT Innovations, Inc.
6.75% due 08/01/26[4]	60,000	63,600
Total Industrial		31,323,473
Communications - 13.6%
Cengage Learning, Inc.
9.50% due 06/15/24[3,4]	3,560,000	3,533,300
McGraw Hill LLC / McGraw-Hill Global Education Finance, Inc.
8.00% due 11/30/24[4]	3,342,000	3,354,533
Altice France S.A.
8.13% due 02/01/27[3,4]	1,300,000	1,417,013
7.38% due 05/01/26[3,4]	1,000,000	1,043,200
5.13% due 01/15/29[3,4]	775,000	779,274
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[3,4]	1,750,000	1,798,125
4.25% due 02/01/31[4]	275,000	278,437
Level 3 Financing, Inc.
3.63% due 01/15/29[3,4]	1,500,000	1,477,500
3.75% due 07/15/29[3,4]	600,000	598,500
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[3,4]	1,600,000	1,718,000
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	1,250,000	1,243,750
Virgin Media Secured Finance plc
4.50% due 08/15/30[3,4]	1,200,000	1,227,000
Vmed O2 UK Financing I plc
4.25% due 01/31/31[4]	1,225,000	1,197,438
CSC Holdings LLC
4.63% due 12/01/30[3,4]	1,125,000	1,120,478
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[3,4]	800,000	848,000
AMC Networks, Inc.
4.25% due 02/15/29	800,000	785,360
Ziggo BV
4.88% due 01/15/30[4]	725,000	756,719
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	650,000	658,125
T-Mobile USA, Inc.
3.30% due 02/15/51[3,4]	625,000	578,931

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

	Face
	Amount~	Value
CORPORATE BONDS†† - 99.7% (continued)
Communications - 13.6% (continued)
Qualitytech, LP / QTS Finance Corp.
3.88% due 10/01/28[4]	550,000	$560,010
Lamar Media Corp.
3.63% due 01/15/31[4]	400,000	395,252
TripAdvisor, Inc.
7.00% due 07/15/25[4]	225,000	242,156
Total Communications		25,611,101
Basic Materials - 6.8%
Carpenter Technology Corp.
6.38% due 07/15/28[3]	1,850,000	2,034,456
Kaiser Aluminum Corp.
4.63% due 03/01/28[3,4]	1,800,000	1,879,074
United States Steel Corp.
12.00% due 06/01/25[4]	1,400,000	1,681,505
Alcoa Nederland Holding BV
6.75% due 09/30/24[3,4]	1,500,000	1,556,250
Minerals Technologies, Inc.
5.00% due 07/01/28[4]	1,350,000	1,407,578
Valvoline, Inc.
3.63% due 06/15/31[4]	1,325,000	1,305,125
Arconic Corp.
6.00% due 05/15/25[3,4]	850,000	903,125
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[4]	750,000	834,375
Compass Minerals International, Inc.
6.75% due 12/01/27[3,4]	650,000	698,750
HB Fuller Co.
4.25% due 10/15/28	225,000	229,432
Clearwater Paper Corp.
4.75% due 08/15/28[4]	200,000	204,816
Mirabela Nickel Ltd.
due 06/24/19[7,8]	1,279,819	51,193
Total Basic Materials		12,785,679
Energy - 5.5%
NuStar Logistics, LP
6.38% due 10/01/30[3]	2,025,000	2,238,050
5.63% due 04/28/27	200,000	209,000
6.00% due 06/01/26	125,000	133,321
Indigo Natural Resources LLC
5.38% due 02/01/29[4]	1,400,000	1,393,000
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[3]	775,000	821,500
6.88% due 01/15/29	400,000	432,825
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[3]	1,350,000	1,228,500
Comstock Resources, Inc.
7.50% due 05/15/25[3,4]	970,000	1,011,225
CVR Energy, Inc.
5.75% due 02/15/28[3,4]	900,000	891,751
Occidental Petroleum Corp.
4.63% due 06/15/45	750,000	682,500
Parkland Corp.
6.00% due 04/01/26[4]	450,000	469,688
Rattler Midstream, LP
5.63% due 07/15/25[3,4]	400,000	417,000
Viper Energy Partners, LP
5.38% due 11/01/27[3,4]	200,000	210,500
Basic Energy Services, Inc.
10.75% due 10/15/23[7]	575,000	113,563
Total Energy		10,252,423
Technology - 2.9%
NCR Corp.
5.25% due 10/01/30[3,4]	1,350,000	1,404,000
6.13% due 09/01/29[3,4]	1,050,000	1,123,500
8.13% due 04/15/25[4]	775,000	846,687
Boxer Parent Company, Inc.
7.13% due 10/02/25[3,4]	1,150,000	1,244,875
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28[4,10]	EUR 750,000	905,688
Total Technology		5,524,750
Utilities - 1.4%
Terraform Global Operating LLC
6.13% due 03/01/26[3,4]	2,525,000	2,593,819
Total Corporate Bonds
(Cost $181,985,293)		187,747,458
SENIOR FLOATING RATE INTERESTS††,10 - 39.6%
Consumer, Cyclical - 11.3%
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	4,494,501	4,134,941
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,705,995	3,446,575
Alexander Mann
5.34% (6 Month GBP LIBOR + 5.25%, Rate Floor: 5.25%) due 06/16/25	GBP 1,150,000	1,471,109
5.52% (6 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 06/16/25	1,300,000	1,190,319
BBB Industries, LLC
4.62% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,763,910	1,717,237
SP PF Buyer LLC
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,508,134	1,453,464
EnTrans International, LLC
6.11% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,323,592	1,283,884
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	890,771	890,450
PetSmart LLC
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/11/28	850,000	855,576

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 39.6% (continued)
Consumer, Cyclical - 11.3% (continued)
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/29/24†††	686,400	$610,896
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24†††	11,316	10,072
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.61% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	632,614	601,774
Drive Chassis (DCLI)
8.48% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26	500,000	506,250
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	471,461	473,583
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	482,500	434,250
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25	371,250	364,753
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	220,769
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	147,286	143,512
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	391,875	344,196
Alterra Mountain Co.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 07/31/26	299,246	301,116
Intrawest Resorts Holdings, Inc.
2.86% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	296,939	294,712
Rent-A-Center, Inc.
due 02/17/28	275,000	276,719
Sotheby’s
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27†††	239,824	241,722
Total Consumer, Cyclical		21,267,879
Consumer, Non-cyclical - 6.7%
Springs Window Fashions
8.61% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,863,750
Cambrex Corporation
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26	1,687,250	1,693,577
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	1,382,097	1,372,312
Blue Ribbon LLC
5.00% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/15/21	1,050,000	1,031,814
Quirch Foods Holdings LLC
6.25% (2 Month USD LIBOR + 5.25% and 6 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 10/27/27	1,000,000	1,010,420
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	980,000	981,225
Moran Foods LLC
8.00% (3 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 7.00%) due 04/01/24†††,9	422,666	452,253
11.75% (3 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 10.75%) due 10/01/24[9]	513,528	437,783
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	878,788	881,538
National Mentor Holdings, Inc.
due 02/18/28	500,000	499,000
due 03/09/26	121,600	121,429
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/15/28	575,000	575,000
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	325,000	324,525

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 39.6% (continued)
Consumer, Non-cyclical - 6.7% (continued)
Civitas Solutions, Inc.
4.41% (1 Month USD LIBOR + 4.25% and 3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	192,499	$192,228
4.51% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 03/09/26	8,611	8,599
AI Aqua Zip Bidco Pty Ltd.
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 12/13/23	119,698	119,848
Total Consumer, Non-cyclical		12,565,301
Industrial - 5.9%
Bhi Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	3,000,000	2,940,000
YAK MAT (YAK ACCESS LLC)
10.24% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	1,697,500
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,500,000	1,599,465
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	975,000	1,001,969
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	1,000,000
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	940,267	930,084
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	700,000	698,250
Tank Holdings Corp.
5.75% (2 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/26/26	660,000	663,300
Avison Young (Canada), Inc.
5.22% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	592,477	592,477
Total Industrial		11,123,045
Financial - 4.0%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	5,612,623	5,619,639
Franchise Group, Inc.
due 02/18/26	800,000	800,000
Citadel Securities, LP
2.61% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/02/28	650,000	646,139
Jefferies Finance LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/30/27†††	423,938	423,937
Total Financial		7,489,715
Communications - 3.4%
Flight Bidco, Inc.
7.61% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,415,000	2,179,538
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	1,506,303	1,483,076
McGraw Hill LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/01/24	866,586	864,636
Resource Label Group LLC
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	850,000	755,438
Nielsen Finance LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 06/04/25	744,375	750,486
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	285,000	280,927
Xplornet Communications, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	99,749	100,201
Total Communications		6,414,302
Technology - 3.3%
24-7 Intouch, Inc.
4.86% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25	2,394,875	2,299,080
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	1,203,418	1,199,663
Solera LLC
due 12/02/22†††	1,000,000	986,289
1A Smart Start LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	977,550	980,610

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,10 - 39.6% (continued)
Technology - 3.3% (continued)
Provation Software Group, Inc.
5.50% (6 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/16/27	550,000	$544,500
Peraton Corp.
due 02/22/28	307,981	309,136
Total Technology		6,319,278
Utilities - 2.7%
RS Ivy Holdco, Inc.
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 12/23/27†††	1,900,000	1,914,250
Panda Hummel
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/27/22	1,392,857	1,329,677
3.87% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/27/22†††	494,505	469,780
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	631,801	587,575
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	510,799	475,043
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	299,248	301,717
Total Utilities		5,078,042
Energy - 1.4%
SeaPort Financing LLC
5.62% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	2,521,081	2,470,659
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/23/25†††,9	633,296	88,661
Total Energy		2,559,320
Basic Materials - 0.9%
Barentz Midco BV
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/30/27	1,300,000	1,296,750
Ascend Performance Materials Operations LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/27/26†††	296,250	300,323
Pregis TopCo LLC
5.00% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 07/31/26	120,000	120,000
Total Basic Materials		1,717,073
Total Senior Floating Rate Interests
(Cost $74,697,182)		74,533,955
ASSET-BACKED SECURITIES†† - 1.3%
Collateralized Loan Obligations - 0.9%
Monroe Capital CLO Ltd.
2017-1A, 3.82% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[4,10]	1,000,000	990,087
Treman Park CLO Ltd.
2015-1A, due 10/20/28[3,4,11]	500,000	395,765
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[4,11]	600,000	321,554
Total Collateralized Loan Obligations		1,707,406
Transport-Aircraft - 0.3%
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[4]	497,250	498,901
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[3,7]	202,396	139,720
Total Transport-Aircraft		638,621
Financial - 0.1%
NCBJ
2015-1A, 5.88% due 07/08/22†††,3	165,584	169,241
Total Asset-Backed Securities
(Cost $2,579,740)		2,515,268
Total Investments - 147.1%
(Cost $270,771,045)		$276,993,219
Other Assets & Liabilities, net - (47.1)%		(88,662,131)
Total Net Assets - 100.0%		$188,331,088

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

Total Return Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Credit Index Swap Agreements††
BNP Paribas	VanEck Vectors Fallen Angel High Yield Bond ETF	0.21% (1 Month USD LIBOR + 0.10%)	Monthly	05/19/21	91,200	$2,924,784	$(40,128)
BNP Paribas	VanEck Vectors Fallen Angel High Yield Bond ETF	0.21% (1 Month USD LIBOR + 0.10%)	Monthly	05/20/21	91,700	2,940,819	(43,099)
BNP Paribas	VanEck Vectors Fallen Angel High Yield Bond ETF	0.16% (1 Month USD LIBOR + 0.05%)	Monthly	05/14/21	92,300	2,960,061	(50,765)
						$8,825,664	$(133,992)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at February 28, 2021	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	753,000	EUR	03/16/21	$913,816	$909,664	$4,152
Goldman Sachs International	1,088,000	GBP	03/16/21	1,502,429	1,515,733	(13,304)
						$(9,152)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Affiliated issuer.
2	Rate indicated is the 7-day yield as of February 28, 2021.
3
All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of February 28, 2021, the total value of securities segregated was $110,119,136.

4
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $158,481,197  (cost $152,717,711), or 84.2% of total net assets.

5	Perpetual maturity.
6	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
7
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $559,836 (cost $2,214,337), or 0.3% of total net assets — See Note 7.

8	Security is in default of interest and/or principal obligations.
9	Payment-in-kind security.
10
Variable rate security. Rate indicated is the rate effective at February 28, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

11	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
PPV — Public-Private venture

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2021 (See Note 4 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,893,996	$2,820,699	$299,240	$6,013,935
Preferred Stocks	—	5,093,600	—	5,093,600
Warrants	63,448	—	—	63,448
Money Market Fund	1,025,555	—	—	1,025,555
Corporate Bonds	—	186,273,348	1,474,110	187,747,458
Senior Floating Rate Interests	—	57,734,734	16,799,221	74,533,955
Asset-Backed Securities	—	2,346,027	169,241	2,515,268
Forward Foreign Currency Exchange Contracts**	—	4,152	—	4,152
Total Assets	$3,982,999	$254,272,560	$18,741,812	$276,997,371

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$13,304	$—	$13,304
Credit Index Swap Agreements**	—	133,992	—	133,992
Unfunded Loan Commitments (Note 6)	—	—	207,302	207,302
Total Liabilities	$—	$147,296	$207,302	$354,598

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $79,433,617 are categorized as Level 2 within the disclosure hierarchy — See Note 3.

The following is a summary of the significant unobservable inputs used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at February 28, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 169,241	Yield Analysis	Yield	3.3%	—
Common Stocks	171,053	Enterprise Value	Valuation Multiple	2.8x-15.8x	10.0x
Common Stocks	123,753	Third Party Pricing	Broker Quote	—	—
Common Stocks	4,434	Model Price	Liquidation Value	—	—
Corporate Bonds	1,474,110	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	12,330,887	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	2,940,000	Model Price	Market Comparable Yields	10.3%	—
Senior Floating Rate Interests	986,289	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	542,045	Third Party Pricing	Vendor Price	—	—
Total Assets	$18,741,812
Liabilities:
Unfunded Loan Commitments	$ 207,302	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, valuation multiple, liquidation value or market comparable yields would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended February 28, 2021, the Fund had securities with a total value of $2,152,941 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $10,244,569 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 28, 2021:

	Assets					Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$233,134	$916,340	$23,786,484	$1,804,983	$26,740,941	$(87,630)
Purchases/(Receipts)	-	1,500,000	5,480,684	23,251	7,003,935	(478,347)
(Sales, maturities and paydowns)/Fundings	(77,516)	(674,482)	(8,623,536)	(253,895)	(9,629,429)	172,205
Amortization of premiums/discounts	-	456	173,511	-	173,967	-
Total realized gains (losses) included in earnings	-	-	(1,666,215)	(407,110)	(2,073,325)	(7,888)
Total change in unrealized appreciation (depreciation) included in earnings	13,623	(12,844)	3,672,738	943,834	4,617,351	194,358
Transfers into Level 3	-	-	2,152,941	-	2,152,941	-
Transfers out of Level 3	-	(255,360)	(8,177,386)	(1,811,823)	(10,244,569)	-
Ending Balance	$169,241	$1,474,110	$16,799,221	$299,240	$18,741,812	$(207,302)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at February 28, 2021	$13,623	$(25,890)	$932,129	$248,098	$1,167,960	$155,847

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended February 28, 2021, in which the company is an affiliated issuer, were as follows:
Security Name	Value 05/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 02/28/21	Shares 02/28/21
Common Stocks
BP Holdco LLC*	$19,237	$–	$–	$–	$4,022	$23,259	65,965
Targus Group International Equity, Inc.*	56,995	–	–	–	8,919	65,914	32,060
	$76,232	$–	$–	$–	$12,941	$89,173

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

Note 1 – Organization and Significant Accounting Policies
Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

For information on the Fund’s other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

The values of swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 3 – Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Speculation: the use of an instrument to express macro-economic and other investment views.

Swap Agreements
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) or a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At February 28, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 270,839,510	$ 11,117,972	$ (5,107,407)	$ 6,010,565

Note 6 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of February 28, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2021

The unfunded loan commitments as of February 28, 2021, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Alexander Mann	12/16/24	GBP	1,250,000	$167,520
Aspect Software, Inc.	07/15/23		253,514	2,042
CCC Information Services, Inc.	04/27/22		450,000	–
Examworks Group, Inc.	01/27/23		500,000	32,268
HAH Group Holding Co LLC	10/29/27		120,000	1,711
National Mentor Holdings, Inc.	02/18/28		50,000	249
Peraton Corp.	02/22/28		542,019	2,368
Southern Veterinary Partners LLC	10/05/27		121,212	1,144
				$207,302

* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound

Note 7 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$571,230	$113,563
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,160,920	51,193
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[2]	02/05/14	281,572	255,360
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[2]	11/27/13	200,615	139,720
		$2,214,337	$559,836

[1]	Security is in default of interest and/or principal obligations.
[2]	All or a portion of these securities have been physically segregated in connection with unfunded loan commitments.

Note 8 – COVID-19
The ongoing crisis caused by COVID-19 continues to materially impact local, national, and global economies in very unpredictable ways. Notably, it continues to disrupt supply chains, resulting in market closures, travel restrictions and quarantines. Investors should be aware that in light of this uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

OTHER INFORMATION (Unaudited)	February 28, 2021

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.